SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2003

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880
(Commission File Number)	(I.R.S. Employer Identification No.)

555 Brooksbank North Vancouver, British Columbia V7J 3S5 And 2700 Colorado Avenue, Suite 200 Santa Monica, California 90404 (Address of principal executive offices)

(604) 983-5555

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.     Acquisition or Disposition of Assets

      This Current Report on Form 8-K/ A amends the Current Report on Form 8-K filed by Lions Gate Entertainment Corp. (“Lions Gate”) on December 30, 2003, which disclosed that on December 15, 2003 Lions Gate completed its acquisition of Film Holdings Co. (“Film Holdings”), the parent company of Artisan Entertainment Inc. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed December 30, 2003 to include the financial statements required by Item 7 below.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired

Attached as Exhibit 99.1 are the historical audited consolidated financial statements of Film Holdings including (i) Film Holdings’ consolidated balance sheets at December 31, 2002 and 2001 and the consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2002 and (ii) Film Holdings’ consolidated balance sheets at December 31, 2001 and 2000 and the consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2001.

Attached as Exhibit 99.2 are the historical unaudited condensed consolidated financial statements of Film Holdings including Film Holdings’ unaudited condensed consolidated balance sheet at September 30, 2003 and the unaudited condensed consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the nine months ended September 30, 2003 and 2002.

      (b) Pro Forma Financial Information

Attached as Exhibit 99.3 are the (i) unaudited condensed consolidated balance sheet of Lions Gate as at December 31, 2003 giving effect to the acquisition of Film Holdings as of December 15, 2003 and (ii) unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2003 and the nine months ended December 31, 2003 giving effect to the acquisition of Film Holdings as of April 1, 2002.

      (c) Exhibits

99.1	The historical audited consolidated financial statements of Film Holdings including (i) Film Holdings’ consolidated balance sheets at December 31, 2002 and 2001 and the consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2002 and (ii) Film Holdings’ consolidated balance sheets at December 31, 2001 and 2000 and the consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2001.
99.2	The historical unaudited condensed consolidated financial statements of Film Holdings including Film Holdings’ unaudited condensed consolidated balance sheet at September 30, 2003 and the unaudited condensed consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the nine months ended September 30, 2003 and 2002.
99.3	Pro Forma Financial Information

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ JAMES KEEGAN

Name: James Keegan
Title: Chief Financial Officer

Date March 1, 2004

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